Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ John G. Turner
                                                   __________________
                                                       John G. Turner

July 29, 1998


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Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Paul S. Doherty
                                                   ___________________
                                                    Paul S. Doherty, Esq.

July 29, 1998

Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Robert B. Goode
                                                   ___________________
                                                     Robert B. Goode, Jr.

July 29, 1998

Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Alan L. Gosule
                                                   __________________
                                                     Alan L. Gosule, Esq.

July 29, 1998

Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Walter H. May
                                                   _________________
                                                       Walter H. May

July 29, 1998

Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ David W.C. Putnam
                                                   _____________________
                                                       David W.C. Putnam

July 29, 1998

Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ John R. Smith
                                                   _________________
                                                       John R. Smith

August 10, 1998

Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ David W. Wallace
                                                   ____________________
                                                       David W. Wallace

July 29, 1998

Exhibit (p)

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Jeffrey L. Steele and Stephanie L. Beckner, and each of them her true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for her in her name, place, and stead, to sign any and all registration statements applicable to the Northstar Equity Trust and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting upon said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Agnes Mullady
                                                   _________________
                                                       Agnes Mullady

July 29, 1998